Exhibit 10(m)

EXECUTION VERSION

FIRST LIEN INTERCREDITOR AGREEMENT

This FIRST LIEN INTERCREDITOR AGREEMENT, dated as of September 8, 2016, and entered into by and among HOVNANIAN ENTERPRISES, INC., K. HOVNANIAN ENTERPRISES, INC. each other Grantor (as defined below) from time to time party hereto, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, together with its successors and assigns, the “Super Priority Administrative Agent”) under the Super Priority Credit Agreement Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Mortgage Tax Collateral (as defined below) (together with its successor and assigns, the “Mortgage Tax Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “First Lien Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “First Lien Collateral Agent”) under the First Lien Noteholder Documents (as defined below).

RECITALS

WHEREAS, the Company, Hovnanian (each, as defined below) and certain of their Subsidiaries (as defined below) and the Super Priority Administrative Agent are entering into the Credit Agreement dated as of July 29, 2016 (as amended, supplemented or otherwise modified from time to time, the “Super Priority Credit Agreement”), pursuant to which the Super Priority Loans (as defined below) shall be made and the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the First Lien Trustee and the First Lien Collateral Agent have entered into the Indenture dated as of October 2, 2012 (as amended, supplemented or otherwise modified from time to time, the “First Lien Indenture”), pursuant to which the First Lien Notes (as defined below) are governed and the obligations under which are secured by various assets of the Grantors;

WHEREAS, in connection with the issuance of the First Lien Notes, the Company, Hovnanian and certain of their Subsidiaries entered into an Intercreditor Agreement, dated as of October 2, 2012 (as amended, supplemented or otherwise modified from time to time, the “Existing Intercreditor Agreement”), with the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent and Wilmington Trust, National Association, in its capacity as trustee and as collateral agent under certain Junior Noteholder Documents (as defined in the Existing Intercreditor Agreement);

WHEREAS, in connection with the execution of the Super Priority Credit Agreement, the Super Priority Administrative Agent and the Super Priority Collateral Agent, on behalf of the Super Priority Creditors (as defined below), are joining the Existing Intercreditor Agreement pursuant to Section 8.2(b) thereof as parties holding “Future First Lien Indebtedness” (as defined in the Existing Intercreditor Agreement) pursuant to an amendment and restatement of the Existing Intercreditor Agreement;

WHEREAS, Section 8.2(b) of the Existing Intercreditor Agreement permits the entry into a separate intercreditor agreement with the agent or trustee in respect of a Credit Facility that provides that the Liens on the Common Collateral securing such Credit Facility are superior in all respects to the Liens on the Common Collateral securing the Senior Noteholder Claims (each capitalized term used in this recital and not otherwise defined in this Agreement shall have the meaning ascribed thereto in the Existing Intercreditor Agreement); and

WHEREAS, the parties hereto desire to order the priorities of their respective Liens (as defined below) on the assets of the Grantors and address other related matters set forth below.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.     (a) Definitions. As used in this Agreement, the definitions set forth above are incorporated herein and the following terms have the meanings specified below:

“Agreement” means this First Lien Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code, as amended and codified as 11 U.S.C. §§101 et seq.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office of either the Super Priority Administrative Agent or the First Lien Trustee is located are authorized or required by law or regulation to close.

“Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, constituting both Super Priority Collateral and First Lien Collateral. As of the date hereof, the First Lien Claims are secured by Liens upon the same Common Collateral as the Super Priority Claims.

“Company” means K. Hovnanian Enterprises, Inc., a corporation organized and existing under the laws of the State of California and wholly-owned by Hovnanian.

“Comparable First Lien Collateral Document” means, in relation to any Common Collateral subject to any Lien created under any Super Priority Collateral Document, that First Lien Collateral Document that creates a Lien on the same Common Collateral, granted by the same Grantor.

“Controlling Senior Collateral Agent” means (a) prior to the Termination Date (as defined in the Super Priority Credit Agreement), the Super Priority Collateral Agent, and (b) at any time thereafter, the First Lien Collateral Agent.

“Deposit Account” has the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” means that part of the Common Collateral comprised of Deposit Accounts, Financial Assets and Investment Property.

“DIP Financing” has the meaning set forth in Section 6.1.

“Discharge of Super Priority Claims” means payment in full in cash of (a) all Obligations in respect of all outstanding Super Priority Indebtedness or, with respect to any letters of credit outstanding thereunder, delivery of cash collateral in an amount required by the applicable letter of credit, and termination of all commitments to extend credit thereunder and (b) any other Super Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, excluding, in any case, Unasserted Contingent Obligations.

“Existing Intercreditor Agreement” has the meaning set forth in the recitals.

“Financial Assets” has the meaning set forth in the Uniform Commercial Code.

“First Lien Agreement” means the First Lien Indenture and any other agreement governing First Lien Indebtedness.

“First Lien Claims” means all First Lien Indebtedness outstanding, including any Future First Lien Indebtedness, and all Obligations in respect thereof. First Lien Claims include, for the avoidance of doubt, all First Lien Noteholder Claims.

“First Lien Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any First Lien Claim. First Lien Collateral includes, for the avoidance of doubt, all First Lien Noteholder Collateral.

“First Lien Collateral Agent” has the meaning set forth in the recitals.

“First Lien Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time. First Lien Collateral Documents include, for the avoidance of doubt, the First Lien Noteholder Collateral Documents.

“First Lien Creditors” means the Persons holding First Lien Claims, including all First Lien Noteholders, the First Lien Trustee and the First Lien Collateral Agent.

“First Lien Documents” mean the First Lien Agreements, the First Lien Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under any First Lien Document and any other related document or instrument executed or delivered pursuant to any First Lien Document at any time or otherwise evidencing any First Lien Indebtedness. First Lien Documents include, for the avoidance of doubt, the First Lien Noteholder Documents.

“First Lien Indebtedness” means (a) Indebtedness incurred pursuant to the First Lien Noteholder Documents, (b) all other Indebtedness secured by Liens on all or a portion of the Common Collateral that are equal in priority to the Liens on the Common Collateral securing the First Lien Noteholder Claims in an aggregate principal amount not to exceed the amount permitted to be secured on a first-Lien basis (or, relative to the Super Priority Claims, on a junior-Lien basis) pursuant to the Super Priority Credit Agreement and the First Lien Indenture and (c) Refinancing Indebtedness (as defined in the First Lien Indenture) in respect of Indebtedness covered by clause (a) or clause (b) above, and, in each case, all other Obligations in respect of such Indebtedness.

“First Lien Indenture” has the meaning set forth in the recitals.

“First Lien Noteholder Claims” means all First Lien Indebtedness and all Obligations with respect thereto.

“First Lien Noteholder Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any First Lien Noteholder Claim.

“First Lien Noteholder Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any First Lien Noteholder Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“First Lien Noteholder Documents” means collectively (a) the First Lien Indenture, the First Lien Notes and the First Lien Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any First Lien Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.

“First Lien Noteholders” means the Persons holding First Lien Notes.

“First Lien Notes” means the $577.0 million principal amount of 7.25% Senior Secured First Lien Notes due 2020 issued by the Company pursuant to the First Lien Indenture.

“First Lien Pledge Agreement” means the First Lien Pledge Agreement, dated as of October 2, 2012, among the Company, Hovnanian, the other Grantors and the First Lien Collateral Agent as the same may be amended, restated or otherwise modified from time to time.

“First Lien Security Agreement” means the First Lien Security Agreement, dated as of October 2, 2012, among the Company, Hovnanian, the other Grantors and the First Lien Collateral Agent as the same may be amended, restated or otherwise modified from time to time.

“First Lien Trustee” has the meaning set forth in the recitals.

“Future First Lien Indebtedness” means any First Lien Indebtedness, other than Indebtedness that is incurred pursuant to the First Lien Noteholder Documents, which is permitted to be secured on a first-Lien basis on the Common Collateral (or, relative to the Super Priority Liens, on a junior-Lien basis) for purposes of the Super Priority Credit Agreement and the First Lien Indenture or any other Super Priority Document or First Lien Document.

“Future Super Priority Indebtedness” means any Super Priority Indebtedness, other than Indebtedness that is incurred pursuant to the Super Priority Credit Agreement Documents, which is permitted to be secured on a super priority Lien on the Common Collateral (or, relative to the Super Priority Liens, on a pari passu basis) for purposes of the Super Priority Credit Agreement and the First Lien Indenture or any other Super Priority Document or First Lien Document.

“Grantors” means the Company, Hovnanian and each of its Subsidiaries that has or will have executed and delivered a Super Priority Collateral Document or a First Lien Collateral Document.

“Hovnanian” means Hovnanian Enterprises, Inc., a Delaware corporation.

“Indebtedness” means and includes all obligations that constitute “Indebtedness” within the definition of “Indebtedness” set forth in the First Lien Indenture or the Super Priority Credit Agreement, as applicable.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any material part of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Investment Property” has the meaning set forth in the Uniform Commercial Code.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Mortgage Tax Collateral” has the meaning set forth in Section 5.7(a).

“Mortgage Tax Collateral Agent” has the meaning set forth in the recitals.

“Mortgage Tax States” means the states of Florida, Maryland, Washington, D.C., Minnesota, Virginia, New York and Georgia, and any other state(s) identified to the Mortgage Tax Collateral Agent by the Company and the Controlling Senior Collateral Agent which requires a significant payment of mortgage recording taxes or other fees or taxes of a comparable nature and magnitude as that of any of the foregoing Mortgage Tax States.

“Mortgaged Collateral” means any real property collateral, with respect to which a lien on and security interest in is required to be granted to (a) the Super Priority Collateral Agent pursuant to Section 6.13 of the Super Priority Credit Agreement, (b) the First Lien Collateral Agent pursuant to Section 4.18 of the First Lien Indenture or (c) any other holder of Super Priority Claims or First Lien Claims (or any agent or trustee on their behalf) pursuant to the terms of any Super Priority Document or First Lien Document, as applicable.

“Obligations” means and includes all obligations that constitute “Obligations” within the definition of “Obligations” set forth in the First Lien Indenture or the Super Priority Credit Agreement, as applicable.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” means (a) the “Pledged Collateral” under, and as defined in, the Super Priority Credit Agreement Collateral Documents, (b) the “Pledged Collateral” under, and as defined in, the First Lien Pledge Agreement and (c) any other Super Priority Collateral or First Lien Collateral at any time assigned, pledged or delivered to the Super Priority Collateral Agent or First Lien Collateral Agent, respectively, pursuant to the applicable Security Documents.

“Proceeds” means the following property (a) whatever is acquired upon the sale, lease, license, exchange or other disposition of Common Collateral, whether such sale, lease, license or other disposition is made by or on behalf of a Grantor, the Super Priority Administrative Agent, the Super Priority Collateral Agent, the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent or any other person, (b) whatever is collected on, or distributed on account of, Common Collateral, (c) rights arising out of the loss, nonconformity, or interference with the use of, defects or infringements of rights in, or damage to, the Common Collateral, (d) rights arising out of the Common Collateral, or (e) to the extent of the value of the Common Collateral, and to the extent payable to any Grantor or any secured party under the Security Documents, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Common Collateral.

“Recovery” has the meaning set forth in Section 6.5.

“Security Documents” means, collectively, the Super Priority Collateral Documents and the First Lien Collateral Documents.

“Super Priority Administrative Agent” has the meaning set forth in the recitals.

“Super Priority Agreements” means the Super Priority Credit Agreement and any other agreement governing Super Priority Indebtedness.

“Super Priority Claims” means all Super Priority Indebtedness outstanding, including any Future Super Priority Indebtedness, and all Obligations in respect thereof. Super Priority Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Super Priority Document whether or not the claim for such interest or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding. Super Priority Claims include, for the avoidance of doubt, all Super Priority Credit Agreement Claims.

“Super Priority Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Super Priority Claim. Super Priority Collateral includes, for the avoidance of doubt, all Super Priority Credit Agreement Collateral.

“Super Priority Collateral Agent” means the Super Priority Administrative Agent acting in such capacity as collateral agent pursuant to the Super Priority Credit Agreement.

“Super Priority Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Super Priority Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time. Super Priority Collateral Documents include, for the avoidance of doubt, the Super Priority Credit Agreement Collateral Documents.

“Super Priority Credit Agreement” has the meaning set forth in the recitals.

“Super Priority Credit Agreement Claimholders” means the Persons holding Super Priority Credit Agreement Claims, including the Super Priority Administrative Agent, the Super Priority Collateral Agent and the Mortgage Tax Collateral Agent, solely in respect of the Super Priority Credit Agreement Claims.

“Super Priority Credit Agreement Claims” means all Indebtedness incurred pursuant to the Super Priority Credit Agreement and all Obligations with respect thereto.

“Super Priority Credit Agreement Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Super Priority Credit Agreement Claim.

“Super Priority Credit Agreement Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Super Priority Credit Agreement Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Super Priority Credit Agreement Documents” means collectively (a) the Super Priority Credit Agreement, any notes issued thereunder and the Super Priority Credit Agreement Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Super Priority Credit Agreement Document described in clause (a) above evidencing or governing any Obligations thereunder as the same may be amended, restated or otherwise modified from time to time.

“Super Priority Creditors” means the Persons holding Super Priority Claims, including all Super Priority Credit Agreement Claimholders.

“Super Priority Documents” means the Super Priority Agreements, the Super Priority Collateral Documents, and each of the other agreements, documents and instruments providing for or evidencing any other Obligation under any Super Priority Document and any other related document or instrument executed or delivered pursuant to any Super Priority Document at any time or otherwise evidencing any Super Priority Indebtedness. Super Priority Documents include, for the avoidance of doubt, the Super Priority Credit Agreement Documents.

“Super Priority Indebtedness” means (a) Indebtedness incurred pursuant to the Super Priority Credit Agreement Documents, (b) all other Indebtedness secured by Liens on all or a portion of the Common Collateral that are equal in priority to the Liens on the Common Collateral securing the Super Priority Credit Agreement Claims in an aggregate principal amount not to exceed the amount permitted to be secured on a super priority first-Lien basis pursuant to the Super Priority Credit Agreement and the First Lien Indenture and (c) Refinancing Indebtedness (as defined in the Super Priority Credit Agreement or the First Lien Indenture) in respect of Indebtedness covered by clause (a) or clause (b) above, in each case plus interest, advances reasonably necessary to preserve the value of the Common Collateral or to protect the Common Collateral, costs and fees, including legal fees, expenses, and reimbursements, to the extent authorized under the Super Priority Collateral Documents or UCC § 9-607(d), and, in each case, all other Obligations in respect of such Indebtedness.

“Super Priority Liens” means the Liens securing the Super Priority Claims.

“Subsidiary” means any “Subsidiary” (as defined in the Super Priority Credit Agreement) of Hovnanian.

“Unasserted Contingent Obligations” means at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of and interest and premium (if any) on, and fees relating to, any Indebtedness and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under letters of credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

(a)     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.     Lien Priorities.

2.1     Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent or the First Lien Creditors on the Common Collateral or of any Liens granted to the Super Priority Administrative Agent, the Super Priority Collateral Agent or the Super Priority Creditors on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the First Lien Documents or the Super Priority Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the Super Priority Indebtedness and/or the First Lien Indebtedness, for example, the circumstance of non-perfection of the Lien purporting to secure the Super Priority Claims and perfection of the Lien purporting to secure the First Lien Claims), the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the First Lien Creditors, hereby agree that: (a) any Lien on the Common Collateral securing any Super Priority Claims now or hereafter held by or on behalf of the Super Priority Administrative Agent, the Super Priority Collateral Agent or any other Super Priority Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any of the First Lien Claims and (b) any Lien on the Common Collateral securing any First Lien Claims now or hereafter held by or on behalf of the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent or any First Lien Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Super Priority Claims. All Liens on the Common Collateral securing any Super Priority Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any First Lien Claims for all purposes, whether or not such Liens securing any Super Priority Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2     Prohibition on Contesting Liens. Each of the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent for itself and on behalf of each First Lien Creditor, and each of the Super Priority Administrative Agent, the Mortgage Tax Collateral Agent and the Super Priority Collateral Agent, for itself and on behalf of each Super Priority Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of (a) a Lien securing any Super Priority Claims held by or on behalf of any of the Super Priority Creditors in the Common Collateral or (b) a Lien securing any First Lien Claims held by or on behalf of any of the First Lien Creditors in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Super Priority Administrative Agent, the Super Priority Collateral Agent or any other Super Priority Creditor to enforce this Agreement, including the priority of the Liens securing the Super Priority Claims as provided in Section 2.1 and 3.1.

2.3     No New Liens. So long as the Discharge of Super Priority Claims has not occurred, the parties hereto agree that, after the date hereof, if the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent and/or any other First Lien Creditor shall hold any Lien on any assets of the Company or any other Grantor securing any First Lien Claims that are not also subject to the super-priority first Lien in respect of the Super Priority Claims under the Super Priority Documents, the First Lien Trustee, the First Lien Collateral Agent and/or the relevant First Lien Creditor, upon demand by the Super Priority Administrative Agent, the Super Priority Collateral Agent or the Company, will assign such Lien to the Super Priority Collateral Agent or the Mortgage Tax Collateral Agent as the case may be as security for the Super Priority Claims (in which case the First Lien Trustee, the First Lien Collateral Agent and/or the relevant First Lien Creditor may retain a junior lien on such assets subject to the terms hereof and the terms of the Existing Intercreditor Agreement).

2.4     Perfection of Liens. Except as provided in Section 5.5 and 5.7, none of the Super Priority Administrative Agent or the Super Priority Collateral Agent, the Mortgage Tax Collateral Agent nor the Super Priority Creditors shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the First Lien Trustee, the First Lien Collateral Agent and the First Lien Creditors. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the respective Super Priority Creditors and the First Lien Creditors and shall not impose on the Super Priority Administrative Agent, the Super Priority Collateral Agent, the First Lien Trustee, the Mortgage Tax Collateral Agent, the First Lien Collateral Agent, the First Lien Creditors or the Super Priority Creditors any obligations in respect of the disposition of Proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

Section 3.     Enforcement.

3.1     Exercise of Remedies.

(a) So long as the Discharge of Super Priority Claims has not occurred, even if an event of default has occurred and remains uncured under the First Lien Documents, and whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the First Lien Trustee, the First Lien Collateral Agent, and the Mortgage Tax Collateral Agent, to the extent of any interest of the First Lien Creditors, and the First Lien Creditors will not exercise or seek to exercise any rights or remedies as a secured creditor (including set-off) with respect to any Common Collateral on account of any First Lien Claims, institute any action or proceeding with respect to the Common Collateral, or exercise any remedies against the Common Collateral (including any action of foreclosure), or contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the Super Priority Administrative Agent, Super Priority Collateral Agent or any other Super Priority Creditor in respect of Super Priority Claims, any exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent or any First Lien Creditor is a party, or any other exercise by any such party, of any rights and remedies as a secured creditor relating to the Common Collateral under the Super Priority Documents or otherwise in respect of Super Priority Claims, or object to the forbearance by or on behalf of the Super Priority Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of Super Priority Claims, provided that notwithstanding anything to the contrary in this Section 3.1(a), the Mortgage Tax Collateral Agent shall not be restricted from exercising or seeking to exercise the rights and remedies of a secured creditor with respect to any Common Collateral in respect of Super Priority Claims, and (ii) the Super Priority Administrative Agent, the Super Priority Collateral Agent, the Mortgage Tax Collateral Agent and the Super Priority Creditors shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the sale, release, disposition, or restrictions with respect to the Common Collateral as a secured creditor without any consultation with or the consent of the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor; provided that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor may file a claim or statement of interest with respect to the First Lien Claims, (B) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Super Priority Collateral Documents in favor of the Super Priority Administrative Agent, the Super Priority Collateral Agent or any other Super Priority Creditor in respect of the Common Collateral, the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor may take any action not adverse to the Liens on the Common Collateral securing the Super Priority Claims in order to preserve, perfect or protect its rights in the Common Collateral, (C) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Super Priority Collateral Documents in favor of the Super Priority Administrative Agent, the Super Priority Collateral Agent or any other Super Priority Creditor in respect of the Common Collateral, the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings made by any person objecting to or otherwise seeking the disallowance of the First Lien Claims, including without limitation any claims secured by the Common Collateral, if any, in each case in accordance with the terms of this Agreement, or (D) the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Bankruptcy Law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement. In exercising rights and remedies with respect to the Common Collateral, the Super Priority Administrative Agent, the Super Priority Collateral Agent and the other Super Priority Creditors may enforce the provisions of the Super Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Super Priority Creditors or any nominee of the Super Priority Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. Upon the Discharge of Super Priority Claims, the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the First Lien Creditors, will not be required to release their claims on any Common Collateral that has not been sold or otherwise disposed of in connection with the Discharge of Super Priority Claims.

(b) The First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent (solely to the extent of any interest of the First Lien Creditors in the Common Collateral) on behalf of themselves and the First Lien Creditors, agree that solely as to the Common Collateral, they and each of them will not, in connection with the exercise of any right or remedy with respect to the Common Collateral, receive any Common Collateral or Proceeds of any Common Collateral in respect of First Lien Claims, or, upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Super Priority Creditors or as provided in section 6.6) with respect to any Grantor as debtor, take or receive any Common Collateral or any Proceeds of Common Collateral in respect of First Lien Claims, unless and until the Discharge of Super Priority Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Super Priority Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) or Section 6.3, the sole right of the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent, to the extent of any interest of the First Lien Creditors, and the First Lien Creditors with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of First Lien Claims pursuant to the First Lien Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Super Priority Claims has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.1(a), the First Lien Trustee and the First Lien Collateral Agent, for themselves and on behalf of the First Lien Creditors, agree that the First Lien Trustee, the First Lien Collateral Agent and the First Lien Creditors will not take any action that would hinder any exercise of remedies undertaken by the Super Priority Administrative Agent, the Super Priority Collateral Agent or the other Super Priority Creditors with respect to the Common Collateral under the Super Priority Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise and shall release any and all claims in respect of such Common Collateral (except for the right to receive the balance of Proceeds and to be secured by the Common Collateral after Discharge of Super Priority Claims as described in Section 4.1 and 5.1) so that it may be sold free and clear of the Liens of the First Lien Creditors, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent and of the First Lien Trustee, on behalf of the First Lien Creditors, and the First Lien Trustee and the First Lien Collateral Agent, for themselves and on behalf of any such First Lien Creditors, shall, within ten (10) Business Days of written request by the Super Priority Collateral Agent, the Super Priority Administrative Agent or the Mortgage Tax Collateral Agent (in its capacity as agent for the Super Priority Creditors), execute and deliver to the Super Priority Collateral Agent such termination statements, releases and other documents as the Super Priority Collateral Agent, the Super Priority Administrative Agent or the Mortgage Tax Collateral Agent (in its capacity as agent for the Super Priority Creditors) may request to effectively confirm such release and the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, for themselves and on behalf of the First Lien Creditors, hereby irrevocably constitute and appoint the Super Priority Administrative Agent or the Super Priority Collateral Agent and any officer or agent of the Super Priority Administrative Agent or the Super Priority Collateral Agent, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent or such First Lien Creditor or in the Super Priority Administrative Agent’s or the Super Priority Collateral Agent’s own name, from time to time in the Super Priority Administrative Agent’s or the Super Priority Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 3.1(c), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Section 3.1(c), including any termination statements, endorsements or other instruments of transfer or release. In exercising rights and remedies with respect to the Common Collateral, the Super Priority Administrative Agent, the Super Priority Collateral Agent and the other Super Priority Creditors may enforce the provisions of the Super Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Super Priority Creditors or any nominee of the Super Priority Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured creditor under the Uniform Commercial Code or other laws of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. The First Lien Trustee, the Mortgage Tax Collateral Agent and the First Lien Collateral Agent for themselves and on behalf of the First Lien Creditors, hereby waive any and all rights they or the First Lien Creditors may have as a junior lien creditor or otherwise to object to the manner in which the Super Priority Administrative Agent, the Super Priority Collateral Agent or the other Super Priority Creditors seek to enforce or collect the Super Priority Claims or the Liens granted in any of the Common Collateral in respect of Super Priority Claims, regardless of whether any action or failure to act by or on behalf of the Super Priority Administrative Agent, the Super Priority Collateral Agent, the Mortgage Tax Collateral Agent or Super Priority Creditors is adverse to the interest of the First Lien Creditors. The First Lien Trustee and the First Lien Collateral Agent, for themselves and on behalf of the First Lien Creditors, waive the right to commence any legal action or assert in any legal action or in any Insolvency or Liquidation Proceeding any claim against the Super Priority Creditors seeking damages from the Super Priority Creditors or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Super Priority Creditors as permitted by this Agreement.

(d) The First Lien Trustee and the First Lien Collateral Agent hereby acknowledge and agree that no covenant, agreement or restriction contained in any First Lien Document shall be deemed to restrict in any way the rights and remedies of the Super Priority Administrative Agent, the Super Priority Collateral Agent or the other Super Priority Creditors with respect to the Common Collateral as set forth in this Agreement and the Super Priority Documents, to the extent consistent with this Agreement.

3.2     Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the First Lien Trustee and the First Lien Collateral Agent, on behalf of themselves and the First Lien Creditors, agree that, unless and until the Discharge of Super Priority Claims has occurred, they will not commence, or join with any Person (other than the Super Priority Administrative Agent, the Super Priority Creditors, the Mortgage Tax Collateral Agent (in its capacity as agent for the Super Priority Creditors) and the Super Priority Collateral Agent upon the written request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the First Lien Documents or otherwise in respect of the First Lien Claims.

Section 4.     Payments.

4.1     Application of Proceeds. So long as the Discharge of Super Priority Claims has not occurred, any Proceeds of any Common Collateral paid or payable to the Super Priority Administrative Agent, the Mortgage Tax Collateral Agent (solely in respect of Super Priority Claims) or the Super Priority Collateral Agent as provided in section 3.1(b) or pursuant to the enforcement of any Security Document or the exercise of any right or remedy with respect to the Common Collateral under the Super Priority Documents, together with all other Proceeds received by any Person (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Common Collateral (or the Proceeds thereof whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Super Priority Creditors or as provided in section 6.6) with respect to any Grantor as debtor, shall be applied by the Super Priority Administrative Agent or the Super Priority Collateral Agent to the Super Priority Claims in such order as specified in the relevant Super Priority Document. Upon the Discharge of Super Priority Claims, the Super Priority Administrative Agent and/or the Super Priority Collateral Agent shall deliver to the First Lien Trustee any Proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the First Lien Trustee to the First Lien Noteholder Claims in such order as specified in the First Lien Documents.

4.2     Payments Over. So long as the Discharge of Super Priority Claims has not occurred, any Common Collateral or Proceeds thereof received by the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Super Priority Collateral Agent for the benefit of the Super Priority Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. If any Lien on Common Collateral for Super Priority Indebtedness is void or voidable and the Lien on the same Common Collateral of the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor is not void or voidable, the Proceeds of such Lien received by the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor shall be segregated and held in trust and forthwith paid over to the Super Priority Collateral Agent for the benefit of the Super Priority Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Super Priority Collateral Agent is hereby authorized to make any such endorsements as agent for the First Lien Trustee, the First Lien Collateral Agent or any such First Lien Creditor. This authorization is coupled with an interest and is irrevocable.

Section 5.     Other Agreements.

5.1     Reserved.

5.2     Insurance. Unless and until the Discharge of Super Priority Claims has occurred, the Super Priority Administrative Agent, the Super Priority Collateral Agent and the other Super Priority Creditors shall have the sole and exclusive right, subject to the rights of the Grantors under the Super Priority Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Super Priority Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid to the Super Priority Administrative Agent, the Super Priority Collateral Agent or the Mortgage Tax Collateral Agent for the benefit of the Super Priority Creditors to the extent required under the Super Priority Documents in respect of the Super Priority Claims and thereafter to the First Lien Trustee for the benefit of the First Lien Creditors to the extent required under the applicable First Lien Documents and then in accordance with the Existing Intercreditor Agreement. Subject to Section 5.4, if the First Lien Trustee, the First Lien Collateral Agent or any other First Lien Creditor shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Super Priority Administrative Agent in accordance with the terms of Section 4.2.

5.3     Designation of Subordination; Amendments to First Lien Collateral Documents.

(a)     The First Lien Trustee and the First Lien Collateral Agent agree that each First Lien Collateral Document entered into on or after the date hereof shall include the following language (or language to similar effect approved by the Super Priority Administrative Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the First Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the First Lien Collateral Agent hereunder are subject to the provisions of the First Lien Intercreditor Agreement, dated as of September 8, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”), among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., certain subsidiaries of Hovnanian Enterprises, Inc. party thereto, Wilmington Trust, National Association, as Super Priority Administrative Agent and Super Priority Collateral Agent, Wilmington Trust, National Association, as Mortgage Tax Collateral Agent and Wilmington Trust, National Association, as First Lien Trustee and First Lien Collateral Agent. In the event of any conflict between the terms of the First Lien Intercreditor Agreement and this Agreement, the terms of the First Lien Intercreditor Agreement shall govern.”

(b)     Unless and until the Discharge of Super Priority Claims has occurred, without the prior written consent of the Super Priority Administrative Agent, no First Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new First Lien Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.

5.4     Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the First Lien Trustee, the First Lien Collateral Agent and the other First Lien Creditors may exercise rights and remedies as unsecured creditors against the Company, Hovnanian or any Subsidiary that has guaranteed the First Lien Claims in accordance with the terms of the First Lien Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditors of the required payments of interest and principal so long as such receipt is not (i) the direct or indirect result of the exercise by the First Lien Trustee, the First Lien Collateral Agent, the Mortgage Tax Collateral Agent (in its capacity as agent for the First Lien Creditors) or any other First Lien Creditor of rights or remedies as a secured creditor in respect of Common Collateral or (ii) in violation of Section 3.1, 4.1, 5.2 or 6.3 of this Agreement. In the event that the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of First Lien Claims, such judgment lien shall be subordinated to the Liens securing Super Priority Claims on the same basis as the other Liens securing the First Lien Claims are so subordinated to such Liens securing Super Priority Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Super Priority Administrative Agent, the Super Priority Collateral Agent or the other Super Priority Creditors may have with respect to the Common Collateral.

5.5     Bailee for Perfection.

(a)     Immediately upon the effectiveness of this Agreement and without further action being required, the First Lien Collateral Agent is hereby instructed to deliver to the Super Priority Collateral Agent all Pledged Collateral that is a part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) and thereafter, the Super Priority Collateral Agent agrees to hold and shall hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for and on behalf of the First Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the First Lien Security Agreement and/or the First Lien Pledge Agreement, subject to the terms and conditions of this Section 5.5.

(b)     Prior to the date the Super Priority Collateral Agent obtains control of the Deposit Account Collateral that is part of the Common Collateral and controlled by the First Lien Collateral Agent, the First Lien Collateral Agent acknowledges that the First Lien Collateral Agent has control of the Deposit Account Collateral that is part of the Common Collateral and controlled by the First Lien Collateral Agent, for the Super Priority Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Super Priority Collateral Documents, and after such date, the Super Priority Collateral Agent acknowledges that is has control of the Deposit Account Collateral that is part of the Common Collateral and controlled by the Super Priority Collateral Agent for the First Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the First Lien Security Agreement, in each case, subject to the terms and conditions of this Section 5.5. Upon Discharge of Super Priority Claims, the Super Priority Collateral Agent shall continue to hold Deposit Account Collateral that is part of the Common Collateral and controlled by the Super Priority Collateral Agent pursuant to this clause (b) until the First Lien Collateral Agent has obtained control thereof for the purpose of perfecting its security interest.

(c)     Except as otherwise specifically provided herein (including, without limitation, Sections 3.1 and 4.1), until the Discharge of Super Priority Claims has occurred, the Super Priority Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Super Priority Documents as if the Liens under the First Lien Collateral Documents did not exist. The rights of the First Lien Trustee, the First Lien Collateral Agent and the other First Lien Creditors with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)     The Super Priority Collateral Agent shall have no obligation whatsoever to the First Lien Trustee, the First Lien Collateral Agent or any other First Lien Creditor to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the Super Priority Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee for the First Lien Collateral Agent for purposes of perfecting the Lien held by the First Lien Collateral Agent.

(e)     The Super Priority Collateral Agent shall not have by reason of the First Lien Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor and the First Lien Trustee, the First Lien Collateral Agent and the First Lien Creditors hereby waive and release the Super Priority Collateral Agent from all claims and liabilities arising pursuant to the Super Priority Collateral Agent’s role under this Section 5.5, as agent and bailee with respect to the Common Collateral (other than its obligation to exercise reasonable care in connection with any Common Collateral actually in its possession).

(f)     Upon Discharge of Super Priority Claims, the Super Priority Collateral Agent shall deliver to the First Lien Collateral Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the First Lien Collateral Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereunder. The Super Priority Collateral Agent has no obligation to follow instructions from the First Lien Collateral Agent in contravention of this Agreement. Without limiting the foregoing, upon Discharge of Super Priority Claims, the Super Priority Administrative Agent will use commercially reasonable efforts to promptly deliver an appropriate termination or other notice confirming such Discharge of Super Priority Claims to the applicable depositary bank, issuer of uncertificated securities or securities intermediary, if any, with respect to the Deposit Account Collateral, money market mutual fund or similar collateral, or securities account collateral.

(g)     Neither the Super Priority Administrative Agent, the Super Priority Collateral Agent nor the Super Priority Creditors shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Super Priority Collateral Agent or the Super Priority Creditors under the Super Priority Agreements or the Super Priority Collateral Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

5.6     Additional Collateral. If any Lien is granted by any Grantor in favor of the Super Priority Creditors or the First Lien Creditors on any additional collateral (other than Common Collateral identified as Mortgage Tax Collateral which shall be subject to the Liens of the Mortgage Tax Collateral Agent), such additional collateral shall also be subject to a Lien in favor of the Super Priority Creditors and the First Lien Creditors in the relative lien priority scheme set forth in Section 2.1.

5.7      Collateral Agents; Collateral Documents.

(a)     The Mortgage Tax Collateral Agent shall act as collateral agent for the Super Priority Creditors and the First Lien Creditors with respect to the Liens granted on Mortgaged Collateral located in the Mortgage Tax States (the “Mortgage Tax Collateral”).

(b)     With respect to any and all Super Priority Collateral other than the Mortgage Tax Collateral, the Super Priority Collateral Agent shall act as collateral agent on behalf of the Super Priority Creditors. The Company shall separately document the Super Priority Collateral Agent’s Liens on any and all Super Priority Collateral other than the Mortgage Tax Collateral. With respect to any and all First Lien Noteholder Collateral other than the Mortgage Tax Collateral, the First Lien Collateral Agent shall act as collateral agent on behalf of the First Lien Creditors. The Company shall separately document the First Lien Collateral Agent’s Liens on any and all First Lien Collateral other than the Mortgage Tax Collateral.

(c)     Determination of Status of Mortgage Tax Collateral; Reliance by Mortgage Tax Collateral Agent. The determination of whether Liens to be granted on Mortgaged Collateral would constitute Mortgage Tax Collateral under the Super Priority Credit Agreement shall be made by the Company in the reasonable exercise of its discretion, and the Company shall so notify the Mortgage Tax Collateral Agent in a written certificate of such determination with a copy of such certificate to be contemporaneously provided to the Super Priority Administrative Agent and the First Lien Trustee. The Mortgage Tax Collateral Agent shall not be responsible for determining the status of any Mortgaged Collateral as Mortgage Tax Collateral and shall be entitled to rely on such certificate(s) of the Company identifying that any Mortgaged Collateral constitutes Mortgage Tax Collateral and shall be under no obligation to treat any Mortgaged Collateral not so identified as Mortgage Tax Collateral. Upon receipt of such certificate(s) from the Company identifying any Mortgaged Collateral as Mortgage Tax Collateral, the Mortgage Tax Collateral Agent shall be entitled to treat such Mortgaged Collateral as Mortgage Tax Collateral for all purposes under this Agreement. Any designation by the Company that any Mortgaged Collateral is Mortgage Tax Collateral shall be irrevocable. Any such certificates shall be full warrant to the Mortgage Tax Collateral Agent for any action taken, suffered or omitted in reliance thereof. The parties hereto agree that all Mortgaged Collateral located in Florida, Maryland, Washington, D.C., Minnesota, Virginia, New York and Georgia shall constitute Mortgage Tax Collateral without further action by the Company.

5.8     Application of the Proceeds of the Mortgage Tax Collateral.

(a)     Reserved.

(b)     Proceeds of the Mortgage Tax Collateral shall be applied as set forth in Section 4.1 so long as the Discharge of Super Priority Claims has not occurred. Unless and until the Discharge of Super Priority Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) and Section 6.3, the sole right of the First Lien Creditors with respect to the Mortgage Tax Collateral is to hold a shared Lien on the Mortgage Tax Collateral in respect of First Lien Claims pursuant to the First Lien Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of the Super Priority Claims has occurred.

(c)     Except as otherwise specifically provided in Sections 3.1 and 4.1, until the Discharge of Super Priority Claims has occurred, the Mortgage Tax Collateral Agent shall be entitled to deal with the Mortgage Tax Collateral in accordance with the terms of the Super Priority Documents as if the Liens under the First Lien Collateral Documents did not exist. The rights of the First Lien Trustee, the First Lien Collateral Agent and the other First Lien Creditors with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)     Until the Discharge of Super Priority Claims has occurred, the Mortgage Tax Collateral Agent shall have no obligation whatsoever to the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor to assure that the Mortgage Tax Collateral is genuine or owned by any of the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.8.

(e)     Neither the Mortgage Tax Collateral Agent, the Super Priority Administrative Agent, the Super Priority Collateral Agent nor the Super Priority Creditors shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Super Priority Administrative Agent, the Super Priority Collateral Agent or the Super Priority Creditors under the Super Priority Agreements or the Super Priority Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

5.9     No Fiduciary Duty. The First Lien Trustee and the First Lien Collateral Agent agree, on behalf of themselves and the other First Lien Creditors, that the Super Priority Creditors, the Mortgage Tax Collateral Agent, the Super Priority Administrative Agent and the Super Priority Collateral Agent shall not have by reason of the First Lien Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor. The Super Priority Administrative Agent and the Super Priority Collateral Agent agree, on behalf of themselves and the Super Priority Creditors, that the First Lien Creditors, Mortgage Tax Collateral Agent, the First Lien Trustee and the First Lien Collateral Agent shall not have by reason of the Super Priority Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the Super Priority Administrative Agent, the Super Priority Collateral Agent or any Super Priority Creditor.

Section 6.     Insolvency or Liquidation Proceedings.

6.1     Financing and Sale Issues.

(a) If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Super Priority Administrative Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”), then the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the First Lien Creditors agree that (i) if the Super Priority Creditors consent to such use of cash collateral, the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the First Lien Creditors, shall be deemed to have consented to such use of cash collateral so long as the First Lien Creditors receive (if requested) adequate protection in the manner permitted in Section 6.3 and (ii) if the Super Priority Creditors consent to DIP Financing that provides for priming of or pari passu treatment with the Super Priority Liens, the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the First Lien Creditors, will not raise any objection to and shall be deemed to have consented to such DIP Financing, and to the extent the Liens securing the Super Priority Claims under the Super Priority Collateral Documents are subordinated or pari passu with such DIP Financing, they will subordinate their Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) and the Super Priority Claims on the same basis as the other Liens securing the First Lien Claims are subordinated to Liens securing Super Priority Claims under this Agreement.

(b) The First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the First Lien Creditors, agree that they will not raise any objection to or oppose a sale of or other disposition of any Common Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Super Priority Creditors have consented to such sale or disposition of such assets so long as the interests of the First Lien Trustee, the First Lien Collateral Agent and the First Lien Creditors in the Common Collateral attach to the Proceeds in the relative priority scheme set forth in Section 2.1 and subject to the terms of this Agreement.

6.2     Relief from the Automatic Stay. Until the Discharge of Super Priority Claims has occurred, the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the First Lien Creditors, agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Super Priority Administrative Agent, acting at the direction of the required Super Priority Lenders.

6.3      Adequate Protection. The First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent, on behalf of themselves and the First Lien Creditors, agree that none of them shall contest (or support any other Person contesting) (a) any request by the Super Priority Administrative Agent, the Super Priority Collateral Agent or the Super Priority Creditors for adequate protection or (b) any objection by the Super Priority Administrative Agent, the Super Priority Collateral Agent or the Super Priority Creditors to any motion, relief, action or proceeding based on Super Priority Administrative Agent’s, the Super Priority Collateral Agent’s or the Super Priority Creditors’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) the First Lien Trustee on behalf of itself and the First Lien Creditors, may seek or request adequate protection in the form of a replacement Lien on collateral, provided that the Super Priority Creditors are granted a Lien on such collateral before or at the same time the First Lien Creditors are granted a Lien on such collateral and that such Lien of the First Lien Collateral Agent shall be subordinated to the Super Priority Liens and any DIP Financing permitted under Section 6.1 (and all Obligations relating thereto) on the same basis as the other Liens securing the First Lien Claims are so subordinated to the Liens securing the Super Priority Indebtedness under this Agreement and (ii) in the event that the First Lien Trustee, on behalf of itself or any First Lien Creditor, seeks or requests adequate protection and such adequate protection is granted in the form of collateral securing the First Lien Claims, such Liens shall be subordinated to the Liens on such collateral securing the Super Priority Indebtedness and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Super Priority Creditors as adequate protection on the same basis as the other Liens securing the First Lien Claims are so subordinated to such Liens securing the Super Priority Claims under this Agreement and such collateral shall be included in and be part of the Common Collateral. Except as provided in this Section, the First Lien Trustee and the First Lien Collateral Agent, on behalf of themselves and the First Lien Creditors, further agree that they will not seek or accept any payments of adequate protection or any payments under Bankruptcy Code Section 362(d)(3)(B).

6.4     No Waiver; Voting Restrictions. Nothing contained herein shall prohibit or in any way limit the Super Priority Administrative Agent, the Super Priority Collateral Agent or any other Super Priority Creditor from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the First Lien Trustee, the First Lien Collateral Agent or any of the First Lien Creditors, including the seeking by the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor of adequate protection or the asserting by the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor of any of its rights and remedies under the First Lien Documents or otherwise. In any Insolvency or Liquidation Proceeding, neither the First Lien Trustee, the First Lien Collateral Agent nor any First Lien Creditor shall vote any First Lien Claims in favor of any plan of reorganization (of any Grantor) unless (i) such plan provides for payment in full in cash of the Super Priority Indebtedness, (ii) such plan provides for the treatment of the Super Priority Claims in a manner that preserves the relative lien priority of the Super Priority Claims over the First Lien Claims to at least the same extent as set forth in this Agreement or (iii) such plan is approved by the Super Priority Creditors (to the extent such approval is required from the Super Priority Administrative Agent, or the Super Priority Collateral Agent, acting at the direction of the required Super Priority Creditors).

6.5     Preference Issues; Recovery. If any Super Priority Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount, whether received as proceeds of security, enforcement of any right of set-off or otherwise (a “Recovery”), then the Super Priority Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Super Priority Creditors shall be entitled to a Discharge of Super Priority Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.6     Reorganization Securities.  If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Super Priority Claims and on account of First Lien Claims, then, to the extent the debt obligations distributed on account of the Super Priority Claims and on account of the First Lien Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7     Application. This Agreement shall be applicable and the terms hereof shall survive and shall continue in full force and effect prior to or after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and Proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.8     Expense Claims.    None of the First Lien Collateral Agent, the First Lien Trustee or any other First Lien Creditor will assert or enforce, at any time prior to the Discharge of Super Priority Claims, any claim under §506(c) of the Bankruptcy Law senior to or on a parity with the Liens in favor of the Super Priority Administrative Agent, the Super Priority Collateral Agent and the other Super Priority Creditors for costs or expenses of preserving or disposing of any Common Collateral.

6.9     Post-Petition Claims. (a) None of the First Lien Collateral Agent, the First Lien Trustee or any First Lien Creditor shall oppose or seek to challenge any claim by the Super Priority Administrative Agent, the Super Priority Collateral Agent or any Super Priority Creditor for allowance in any Insolvency or Liquidation Proceeding of Super Priority Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien in favor of the Super Priority Administrative Agent, the Super Priority Collateral Agent and the Super Priority Creditors, without regard to the existence of the Lien of the First Lien Trustee or the First Lien Collateral Agent, on behalf of the First Lien Creditors, on the Common Collateral.

(b)     None of the Super Priority Administrative Agent, the Super Priority Collateral Agent or any other Super Priority Creditor shall oppose or seek to challenge any claim by the First Lien Trustee or any First Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of First Lien Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien of the First Lien Trustee on behalf of the First Lien Creditors on the Common Collateral (after taking into account the Liens in favor of the Super Priority Administrative Agent, the Super Priority Collateral Agent and the other Super Priority Creditors).

Section 7.     Reliance; Waivers; etc.

7.1     [Reserved].

7.2     No Warranties or Liability. The First Lien Trustee and the First Lien Collateral Agent, on behalf of themselves and the First Lien Creditors, acknowledge and agree that each of the Super Priority Administrative Agent, the Super Priority Collateral Agent, the Super Priority Creditors and the Mortgage Tax Collateral Agent have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Super Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Super Priority Creditors will be entitled to manage and supervise their respective loans, securities and extensions of credit under the Super Priority Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Super Priority Creditors (including the Super Priority Credit Agreement Claimholders) may manage their loans, securities and extensions of credit without regard to any rights or interests that the First Lien Trustee or any of the First Lien Creditors have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. None of the Super Priority Administrative Agent, the Super Priority Collateral Agent nor any other Super Priority Creditor shall have any duty to the First Lien Trustee, the First Lien Collateral Agent or any of the First Lien Creditors to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the First Lien Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Super Priority Administrative Agent, the Super Priority Collateral Agent, the Mortgage Tax Collateral Agent, the Super Priority Creditors, the First Lien Trustee, the First Lien Collateral Agent and the First Lien Creditors have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the First Lien Claims, the Super Priority Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s, the Grantors’ or any Subsidiary’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3     Obligations Unconditional. All rights, interests, agreements and obligations of the Super Priority Administrative Agent, the Super Priority Collateral Agent, the Mortgage Tax Collateral Agent, and the Super Priority Creditors, and the First Lien Trustee, the First Lien Collateral Agent, the First Lien Creditors and the Mortgage Tax Collateral Agent, respectively, hereunder shall remain in full force and effect irrespective of:

(a)     any lack of validity or enforceability of any Super Priority Documents or any First Lien Documents;

(b)     any change in the time, manner or place of payment of, or in any other terms of, all or any of the Super Priority Claims or First Lien Claims or any other claim, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Super Priority Agreements or any other Super Priority Document or of the terms of the First Lien Indenture or any other First Lien Document;

(c)     any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Super Priority Claims or First Lien Noteholder Claims or any guarantee thereof;

(d)     the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)     any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Super Priority Claims, or of the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor in respect of this Agreement.

Section 8.     Miscellaneous.

8.1     Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until the Discharge of Super Priority Claims shall have occurred. This is a continuing agreement of lien subordination and the Super Priority Creditors may continue, at any time and without notice to the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of, or to hold the securities of, the Company or any other Grantor constituting Super Priority Claims in reliance hereon. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.2     Amendments; Waivers. (a) No amendment, modification or waiver of any of the provisions of this Agreement by the First Lien Trustee, the First Lien Collateral Agent, the Super Priority Administrative Agent, the Super Priority Collateral Agent or the Mortgage Tax Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

(b)     Notwithstanding anything in this Section 8.2 to the contrary, this Agreement may be amended, supplemented or otherwise modified from time to time at the request of the Company, at the Company’s expense, and without the consent of the Super Priority Administrative Agent, the Super Priority Collateral Agent, any other Super Priority Creditor, the First Lien Trustee, the First Lien Collateral Agent, any First Lien Creditor or the Mortgage Tax Collateral Agent to (i) add other parties holding Future First Lien Indebtedness (or any agent or trustee therefor) and Future Super Priority Indebtedness (or any agent or trustee therefor) in each case to the extent such Indebtedness is not prohibited by any Super Priority Document or any First Lien Document, (ii) in the case of Future First Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such Future First Lien Indebtedness shall be junior and subordinate in all respects to the Liens on the Common Collateral securing any Super Priority Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any First Lien Claims and (B) provide to the holders of such Future First Lien Indebtedness (or any agent or trustee therefor) the comparable rights and benefits as are provided to the holders of First Lien Claims under this Agreement and (iii) in the case of Future Super Priority Indebtedness, (A) establish that the Lien on the Common Collateral securing such Future Super Priority Indebtedness shall be superior in all respects to all Liens on the Common Collateral securing any First Lien Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Super Priority Claims (it being understood that this clause (A) shall not prohibit the entry by the Super Priority Administrative Agent and the Super Priority Collateral Agent into a separate intercreditor agreement with the agent or trustee in respect of a Credit Facility (as defined in the Super Priority Credit Agreement) that provides that the Liens on the Common Collateral securing such Credit Facility are pari passu in all respects to the Liens on the Common Collateral securing the Super Priority Claims) and (B) provide to the holders of such Future Super Priority Indebtedness (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of Super Priority Claims under this Agreement, in each case so long as such modifications do not expressly violate the provisions of the Super Priority Documents or the First Lien Documents. Any such additional party, the Super Priority Administrative Agent, the Super Priority Collateral Agent, the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent shall be entitled to conclusively rely solely on an Officers’ Certificate (as defined in the Super Priority Credit Agreement and the First Lien Indenture) delivered to the Super Priority Administrative Agent, the Super Priority Collateral Agent, the First Lien Trustee, the First Lien Collateral Agent and the Mortgage Tax Collateral Agent that such amendment, supplement or other modification is authorized or permitted by, and complies with the provisions of, this Agreement, the Security Documents, the Super Priority Credit Agreement and the First Lien Indenture and that all conditions precedent to such amendment, supplement or other modification have been complied with.

8.3     Information Concerning Financial Condition of the Company and the Subsidiaries. (a) The Super Priority Administrative Agent, the Super Priority Collateral Agent and the Super Priority Creditors, on the one hand, and the First Lien Trustee, the First Lien Collateral Agent and the First Lien Creditors, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of Hovnanian, the Company and the Subsidiaries and all endorsers and/or guarantors of the First Lien Claims or the Super Priority Claims and (ii) all other circumstances bearing upon the risk of nonpayment of the First Lien Claims or the Super Priority Claims.

(b)     The Super Priority Administrative Agent, the Super Priority Collateral Agent and the other Super Priority Creditors shall have no duty to advise the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditors of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Super Priority Administrative Agent, the Super Priority Collateral Agent or any of the Super Priority Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the First Lien Trustee, the First Lien Collateral Agent or any First Lien Creditor, it or they shall be under no obligation (w) to make, and the Super Priority Administrative Agent, the Super Priority Collateral Agent and the Super Priority Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(c)     The First Lien Trustee, the First Lien Collateral Agent and the First Lien Noteholders shall have no duty to advise the Super Priority Administrative Agent, the Super Priority Collateral Agent or any Super Priority Creditors of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the First Lien Trustee, the First Lien Collateral Agent or any of the First Lien Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Super Priority Administrative Agent, the Super Priority Collateral Agent or any Super Priority Creditor, it or they shall be under no obligation (w) to make, and the First Lien Trustee, the First Lien Collateral Agent and the First Lien Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.4     Subrogation. The First Lien Trustee and the First Lien Collateral Agent, on behalf of themselves and the First Lien Creditors, hereby agree not to assert or enforce any rights of subrogation they may acquire as a result of any payment hereunder until the Discharge of Super Priority Claims has occurred.

8.5     Application of Payments. Except as otherwise provided herein, all payments received by the Super Priority Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the Super Priority Claims as the Super Priority Creditors, in their sole discretion, deem appropriate, consistent with the terms of the Super Priority Documents. Except as otherwise provided herein, the First Lien Trustee and the First Lien Collateral Agent, on behalf of themselves and the First Lien Creditors, assents to any such extension or postponement of the time of payment of the Super Priority Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Super Priority Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.6     Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.7     Notices. (a) All notices to the First Lien Noteholders and the Super Priority Creditors permitted or required under this Agreement may be sent to the First Lien Trustee and the Super Priority Administrative Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by electronic mail, courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Notices to the Super Priority Administrative Agent, the Super Priority Collateral Agent, the First Lien Trustee and the First Lien Collateral Agent shall be deemed received when actually received by a Responsible Officer thereof.

(b)     The First Lien Trustee and the Super Priority Administrative Agent agree to accept and act upon instructions or directions pursuant to the First Lien Indenture or the Super Priority Credit Agreement, as applicable, sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. The First Lien Trustee and the Super Priority Administrative Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from their reliance upon and compliance with such instructions notwithstanding that such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the First Lien Trustee and the Super Priority Administrative Agent, including without limitation the risk of the First Lien Trustee and the Super Priority Administrative Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

8.8     Further Assurances. Each of the First Lien Trustee and the First Lien Collateral Agent, on behalf of itself and the First Lien Creditors, and the Super Priority Administrative Agent, the Mortgage Tax Collateral Agent and the Super Priority Collateral Agent, on behalf of itself and the Super Priority Creditors, agrees that each of them, at the expense of the Company, shall take such further action and shall execute and deliver to the Super Priority Administrative Agent, the Mortgage Tax Collateral Agent and the Super Priority Collateral Agent and the Super Priority Creditors such additional documents and instruments (in recordable form, if requested) as the Super Priority Administrative Agent, the Super Priority Collateral Agent or the Super Priority Creditors may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.9     Company Notice of the Discharge of Super Priority Claims. The Company shall provide prompt written notice to the First Lien Trustee of any Discharge of the Super Priority Claims.

8.10     Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11     Binding on Successors and Assigns. This Agreement shall be binding upon the Super Priority Administrative Agent, the Super Priority Collateral Agent, the Super Priority Creditors, the Mortgage Tax Collateral Agent, the First Lien Trustee, the First Lien Collateral Agent, the First Lien Creditors, Hovnanian, the Company, the Guarantors and their respective permitted successors and assigns.

8.12     Specific Performance. The Super Priority Administrative Agent or the Super Priority Collateral Agent, on behalf of themselves and the Super Priority Creditors, may demand specific performance of this Agreement. Subject to the rights, benefits, protections, indemnifications and immunities afforded to the First Lien Trustee and the First Lien Collateral Agent, in the First Lien Documents, as applicable, the First Lien Creditors are hereby deemed to irrevocably waive any defense based on the adequacy of a remedy at law to bar the remedy of specific performance in any action that may be brought by the Super Priority Administrative Agent or the Super Priority Collateral Agent.

8.13     Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14     Counterparts; Telecopy Signatures. This Agreement may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Agreement by such party.

8.15     Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16     No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Super Priority Claims and First Lien Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17     Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18     Super Priority Administrative Agent, Super Priority Collateral Agent, First Lien Trustee and First Lien Collateral Agent. It is understood and agreed that (a) Wilmington Trust, National Association is entering into this Agreement as Super Priority Administrative Agent and Super Priority Collateral Agent and the rights, benefits, protection, indemnifications and immunities afforded to the Super Priority Administrative Agent and Super Priority Collateral Agent, respectively, in the Super Priority Credit Agreement shall apply to the Super Priority Administrative Agent and the Super Priority Collateral Agent, respectively, hereunder and (b) Wilmington Trust, National Association is entering into this Agreement as First Lien Trustee and First Lien Collateral Agent and the rights, benefits, protection, indemnifications and immunities afforded to the First Lien Trustee and First Lien Collateral Agent, respectively, in the First Lien Indenture and the First Lien Documents shall apply to the First Lien Trustee and the First Lien Collateral Agent, respectively, hereunder.

The permissive authorizations, entitlements, powers and rights granted to each of the Super Priority Administrative Agent and the Super Priority Collateral Agent herein shall not be construed as duties. Any exercise of discretion on behalf of the Super Priority Administrative Agent or the Super Priority Collateral Agent shall be exercised in accordance with the terms of the Super Priority Credit Agreement.

The permissive authorizations, entitlements, powers and rights granted to each of the First Lien Trustee and the First Lien Collateral Agent herein shall not be construed as duties. Any exercise of discretion on behalf of the First Lien Trustee or the First Lien Collateral Agent shall be exercised in accordance with the terms of the First Lien Indenture.

Pursuant to Section 9.01 of the First Lien Indenture, the First Lien Trustee and the First Lien Collateral Agent are executing this Agreement in reliance upon the authorization and direction of the First Lien Noteholders contained therein.

8.19     Designations. For purposes of the provisions hereof, the Super Priority Credit Agreement and the First Lien Indenture requiring the Company to designate Indebtedness for the purposes of the term “First-Priority Lien Obligations”, any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to the Super Priority Administrative Agent and the First Lien Trustee. For all purposes hereof and the First Lien Indenture, the Company hereby designates the Indebtedness incurred pursuant to the Super Priority Documents as First-Priority Lien Obligations.

8.20     Relative Rights; Conflict. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Super Priority Credit Agreement or the First Lien Indenture or any other Super Priority Credit Agreement Documents or First Lien Noteholder Documents entered into in connection with the Super Priority Credit Agreement or the First Lien Indenture or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Super Priority Credit Agreement or any other Super Priority Credit Agreement Documents entered into in connection with the Super Priority Credit Agreement or the First Lien Indenture or any other First Lien Noteholder Documents entered into in connection with the First Lien Indenture, (b) change the relative priorities of the Super Priority Claims or the Liens granted under the Super Priority Documents on the Common Collateral (or any other assets) as among the Super Priority Creditors, (c) otherwise change the relative rights of the Super Priority Creditors in respect of the Common Collateral as among such Super Priority Creditors or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Super Priority Credit Agreement or any other Super Priority Document entered into in connection with the Super Priority Credit Agreement or the First Lien Indenture or any other First Lien Document entered into in connection with the First Lien Indenture. As it relates to matters between the First Lien Trustee, the First Lien Collateral Agent, the First Lien Creditors and the Mortgage Tax Collateral Agent (in its capacity as agent for the First Lien Creditors), on the one hand, and the Super Priority Administrative Agent, the Super Priority Collateral Agent, the Super Priority Creditors and the Mortgage Tax Collateral Agent (in its capacity as agent for the Super Priority Creditors), on the other hand, in any conflict between the provisions of this Agreement and the Super Priority Documents or the First Lien Noteholder Documents including without limitation, the Existing Intercreditor Agreement and the Mortgage Tax Collateral Agency Agreement, this Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Intercreditor Agreement to be duly executed and delivered as of the date first above written.

Notice Address: Wilmington Trust, National Association 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402 Attention: K. Hovnanian Administrator Telecopy: 612-217-5651

Super Priority Administrative Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Super Priority Administrative Agent and acting in such capacity as collateral agent

By: /s/ Jeffrey Rose

             Name: Jeffrey Rose

             Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

Mortgage Tax Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Mortgage Tax Collateral Agent

By: /s/ John T. Needham, Jr.

             Name: John T. Needham, Jr.

             Title: Vice President

Signature Page to First Lien Intercreditor Agreement

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

First Lien Trustee

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as First Lien Trustee

By: /s/ John T. Needham, Jr.

             Name: John T. Needham, Jr.

             Title: Vice President

Notice Address: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1600 Attention: K. Hovnanian Administrator Telecopy: 302-636-4149

First Lien Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as First Lien Collateral Agent

By: /s/ John T. Needham, Jr.

             Name: John T. Needham, Jr.

             Title: Vice President

Signature Page to First Lien Intercreditor Agreement

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

K. HOV IP, II, Inc.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

Address for Notices for the Company, Hovnanian and their Subsidiaries:

c/o Hovnanian Enterprises, Inc.

110 West Front St., P.O. Box 500

Red Bank, NJ 07701

Attention: David Bachstetter

Telephone: (732) 383-2759

Facsimile: (732) 747-6835

Signature Page to First Lien Intercreditor Agreement

SCHEDULE A – LIST OF ENTITIES

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Title Agency, LLC

Eastern Title Agency of Illinois, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

Founders Title Agency of Maryland, L.L.C.

FOUNDERS TITLE AGENCY, INC.

Glenrise Grove, L.L.C.

Governor's Abstract Co., Inc.

Homebuyers Financial Services, L.L.C.

HOVNANIAN Developments OF FLORIDA, INC.

Hovnanian Enterprises, Inc. (PARENT COMPANY)

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

K. HOV IP, II, Inc.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at 4S, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Barnegat I, L.L.C.

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bella Lago, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgeport, Inc.

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian at Bridgewater II, LLC

K. Hovnanian at Burch Kove, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. Hovnanian at Campton Prairie, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Grove Urban Renewal, LLC

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Charter Way, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coastline, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Cortez Hill, LLC

K. Hovnanian at Denville, L.L.C.

K. Hovnanian at Deptford Township, L.L.C.

K. Hovnanian at Dominguez Hills, Inc.

K. Hovnanian at Doylestown, LLC

K. Hovnanian at East Brandywine, L.L.C.

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Edgewater II, L.L.C.

K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at Egg Harbor Township, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Evergreen, L.L.C.

K. Hovnanian at Evesham, LLC

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Forest Meadows, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Geneva Meadows, LLC

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at Gilroy, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell III, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at Jersey City IV, L.L.C.

K. Hovnanian at Keyport, L.L.C.

K. Hovnanian at La Costa Greens, L.L.C.

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Rancho Viejo, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lake Terrapin, L.L.C.

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Farm, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Little Egg Harbor, L.L.C

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Lower Moreland II, L.L.C.

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Mahwah VI, Inc.

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Mansfield II, L.L.C.

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Marlboro IX, LLC

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro Township VIII, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Marple, LLC

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Mendham Township, L.L.C.

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middle Township, L.L.C.

K. Hovnanian at Middletown II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville I, L.L.C.

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Mt. Laurel, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at North Bergen. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. Hovnanian at Northfield, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Ocean Township, Inc

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Parkside, LLC

K. Hovnanian at Parsippany, L.L.C.

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Piazza D'Oro, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Pittsgrove, L.L.C.

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prado, L.L.C.

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. Hovnanian at Randolph I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Scotch Plains, L.L.C.

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Signal Hill, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick, L.L.C.

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Crosby, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterstone, LLC

K. Hovnanian at Wayne IX, L.L.C.

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Cambridge Homes, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of California, Inc.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Pennsylvania, Inc.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Construction III, Inc

K. Hovnanian Construction Management, Inc.

K. Hovnanian Contractors of Ohio, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Key, LLC

K. HOVNANIAN Developments OF ARIZONA, INC.

K. Hovnanian Developments of California, Inc.

K. HOVNANIAN Developments OF D.C., INC.

K. HOVNANIAN Developments OF DELAWARE, INC.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Illinois, Inc.

K. Hovnanian Developments of Kentucky, Inc.

K. HOVNANIAN Developments OF MARYLAND, INC.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New Jersey II, Inc.

K. Hovnanian Developments of New Jersey, Inc.

K. HOVNANIAN Developments OF NEW YORK, INC.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Ohio, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of South Carolina, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Enterprises, Inc.

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Valley, LLC

K. Hovnanian Four Seasons @ Historic Virginia, LLC

K. Hovnanian Four Seasons at Gold Hill, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. Hovnanian Homes at Camp Springs, L.L.C.

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Forest Run, L.L.C.

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Maxwell Place, L.L.C.

K. Hovnanian Homes at Reedy Creek, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. Hovnanian Homes of Georgia, L.L.C.

K. Hovnanian Homes of Houston, L.L.C.

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of South Carolina, LLC

K. Hovnanian Homes of Virginia, Inc.

K. Hovnanian Homes of West Virginia, L.L.C.

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Ohio, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Pennsylvania Acquisitions, L.L.C.

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. Hovnanian Properties of Red Bank, Inc.

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian Shore Acquisitions, L.L.C.

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian Summit Homes of Kentucky, L.L.C.

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.

K. Hovnanian Summit Homes of West Virginia, L.L.C.

K. Hovnanian Summit Homes, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. Hovnanian Waterbury, LLC

K. Hovnanian White Road, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. Hovnanian's Four Seasons at Hemet, LLC

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M at Chesterfield, L.L.C.

M&M AT Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

New Home Realty, LLC

New Land Title Agency, L.L.C.

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Washington Homes, Inc.

WESTMINSTER HOMES, INC.

WH PROPERTIES, INC.

WOODMORE RESIDENTIAL, L.L.C.

WTC VENTURES, L.L.C.